SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                OCTOBER 1, 2003
                                 Date of Report

                                SEPTEMBER 8, 2003
                        (Date of Earliest Event Reported)

                          SHORESIDE INVESTMENTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                      000-32349           87-0535456
  State or other jurisdiction of     Commission File No.    IRS Employer
  incorporation or organization                           Identification No


          3191 SOUTH VALLEY STREET, SUITE 201 SALT LAKE CITY, UT 84109
                    (Address of Principal Executive Offices)

                                 (801) 474-0824
                          (Issuer's telephone number)

                                 NOT APPLICABLE
                                (Former address)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(A)  PREVIOUS  INDEPENDENT  ACCOUNTANTS

On or about September 8, 2003, David T. Thomson, PC, the Registrant's independent auditor, sent a letter of resignation to the Company. Management for the Registrant was out of town when the resignation was tendered and did not received notice of the independent auditor's resignation until September 29, 2003.

In connection with the audits for the two most recent fiscal years and through September 8, 2003, there were no disagreements with David T. Thomson, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of David T. Thomson, PC for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

David T. Thomson, PC's report dated March 24, 2003 accompanying the financial statements of Shoreside Investments, Inc. as of the year ended December 31, 2002 and for the period from inception on February 8, 1995 through December 31, 2002 contained a separate paragraph stating that:

     As discussed on Notes 1 and 5, the Company has been in the development stage since its inception on February 8, 1995. The Company has limited operating capital with current liabilities exceeding current assets by $17,560, and has limited operations. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through September 8, 2003, there were no reportable events within the meaning of Regulation SB, Item 304.

The Registrant has requested that David T. Thomson, PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 30, 2003 is filed as exhibit 16 to this report.

(B)  NEW  INDEPENDENT  ACCOUNTANTS

As of the date of this report, the Registrant had not engaged an accounting firm to replace David T. Thomson, PC. The Company is currently interviewing accounting firms for possible engagement and management anticipates that a new independent accountant will be retained shortly.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


EXHIBIT  DESCRIPTION OF EXHIBIT
NUMBER

16 Letter from David T. Thomson, PC to the SEC dated September 30, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SHORESIDE INVESTMENTS, INC.



Date:  September  30,  2003            By:/s/Robert  M.  Karz
                                       -------------------------
                                       Robert  M.  Karz
                                       Chief  Executive  Officer
                                       Chief  Financial  Officer


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